UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06445


                    The Herzfeld Caribbean Basin Fund, Inc.
                    ---------------------------------------
               (Exact name of registrant as specified in charter)

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
                      -------------------------------------
              (Address of principal executive offices) (Zip code)

                               THOMAS J. HERZFELD
                        P.O. BOX 161465, MIAMI, FL 33116
                        --------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 305-271-1900

                        Date of fiscal year end: 06/30/07

                  Date of reporting period: 07/01/06 - 6/30/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT


THE HERZFELD
CARIBBEAN BASIN
FUND, INC.

                               [GRAPHIC OMITTED]

ANNUAL REPORT
JUNE 30, 2007

================================================================================

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Rothstein Kass & Company, LLP
101 Montgomery Street, 22nd Floor
San Francisco, CA  94104

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela. The fund invests at least 80% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed NASDAQ Capital Market
                                  Symbol: CUBA

Letter to Stockholders
================================================================================

                                                                [PHOTO]
                                                           Thomas J. Herzfeld
                                                         Chairman and President

Dear Fellow Shareholders:

I'm pleased to report that our Fund's investments have been doing very well. As of June 30, 2007 the end of our fiscal year, the Fund's net asset value was $9.77 per share, which represents a gain of 31.08% for the one year period then ended (adjusted for distributions). The Fund's share price closed the fiscal year at $13.59 per share, up from $7.57 per share on June 30, 2006 and representing a 94.61% gain for the year (adjusted for distributions). A long-term capital gains distribution of $1.00 per share was paid in January, 2007 to shareholders of record December 15, 2006.

The Fund traded at a premium to net asset value most of the fiscal year, reflecting strong interest by investors. At the same time, events in the Caribbean, and especially in Cuba, have sparked interest in future investment opportunities in the region.

It is now a little over a year since Fidel Castro went into the hospital and turned over power to his brother Raul. Speculation, both publicly and privately, about Fidel's health as well as the future of Cuba's foreign policy towards the U.S., continues to vary greatly. In my view, any consideration of a change in U.S. policy is likely to take place toward the end of this year, especially if Cuba were to make the first gesture., i.e., release the political prisoners and/or announce plans for free elections.

We continue to position the Fund's portfolio in companies we believe will benefit from resumption of trade with Cuba and we have a very good working list of companies we would add to the portfolio once it appears the embargo will be lifted. In this regard, we believe it would be in the shareholders' best interest to have a larger pool of capital available for investment whenever these opportunities present themselves, rather than be forced to liquidate existing holdings. For this and other reasons, the Board of Directors has approved a rights offering.

================================================================================

Rights Offering

Very shortly you will be receiving information from the Fund regarding a rights offering. A rights offering allows current shareholders to buy additional shares of the Fund at a discount to the average market price of the shares on the expiration date of the offer. The rights will be non-transferable, meaning they cannot be sold and can only be used by shareholders of record to subscribe for new shares. It is expected that one right will be required to subscribe for each new share, and any shares not subscribed for will be made available to other shareholders through an over-subscription privilege. If the subscription price is higher than the Fund's net asset value on the pricing date, the Fund will also have the option of issuing additional new shares to fulfill over-subscription requests.

Please watch for mailings from the Fund as your response will be required before the expiration of the rights offer in order to participate. The shares issued in connection with the rights offering will be sold by prospectus only. The prospectus contains important information about the Fund including information about its investment objectives, risks, and charges and expenses.

Please read the prospectus carefully before you make your decision. A registration statement relating to the rights offering has been filed with the Securities and Exchange Commission, but has not yet become effective. The statements herein regarding the rights offering shall not constitute an offer to sell or the solicition of an offer to buy, nor shall there be any sale of the securities to be offered in any state in which such offer, solicition or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. We are available at 305-271-1900 if you have questions about the offer or how to participate.

Appointment of New Independent Director

I am pleased to announce that Kay W. Tatum, Ph.D., CPA has joined the Fund's Board of Directors as an independent director. Dr. Tatum replaces Albert L. Weintraub who retired from the Board in July at the age of 77. We thank Mr. Weintraub for his dedication to the Fund over the eight years he served on the board.

We are honored to have Dr. Tatum as part of the Board. She is currently Chair and Associate Professor of Accounting at the University of Miami's School of Business Administration. In addition, Dr. Tatum has served on the Public Company Accounting Oversight Board's initial Standing Advisory Group, and was a member of the American Institute of Public Accountant's International Auditing Standards Subcommittee. Her articles on audit-related topics have appeared in the Journal of Accountancy and The CPA Journal. Dr. Tatum is also a contributing author to the book Audit Committees: A Guide for Directors, Management and Consultants.

================================================================================

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2007:

----------------------------         -------------------------------------------
Geographic          % of Net                                            % of Net
Allocation           Assets          Largest Portfolio Positions         Assets

USA                   53.67%         Florida East Coast Industries, Inc.  20.54%
Mexico                21.15%         Seaboard Corporation                 10.24%
Cayman Islands         8.40%         Consolidated Water Co.                7.51%
Panama                 4.29%         Garmin Ltd.                           4.49%
Multi-national         3.80%         Watsco Incorporated                   3.96%
Netherlands Antilles   2.91%         Royal Caribbean Cruises Ltd.          3.52%
Colombia               1.89%         Trailer Bridge, Inc.                  3.16%
Puerto Rico            1.74%         Carnival Corp.                        3.11%
Belize                 1.32%         Orthofix International N.V.           2.91%
Costa Rica             0.43%         Mexico Fund                           2.42%
Venezuela              0.09%         -------------------------------------------
Cuba                   0.00%
----------------------------

Daily net asset values, annual and semi-annual reports as well as press releases and other SEC filings on the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                             Sincerely,


                                             /s/ Thomas J. Herzfeld

                                             Thomas J. Herzfeld
                                             Chairman of the Board and President

This letter is intended to assist stockholders in understanding how the Fund performed during the fiscal year ended June 30, 2007 and reflects the views of Mr. Herzfeld at the time of its writing. Of course these views may change and they do not guarantee the future performance of the Fund or the markets.

Schedule of Investments as of June 30, 2007
================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Common stocks - 99.70% of net assets

Banking and finance - 4.96%
    9,500  Bancolombia, S.A.                                       $    311,885
   19,720  Banco Latinoamericano de Exportaciones, S.A.                 370,736
   30,000  Doral Financial Corp.                                         35,400
   16,400  Grupo Financiero Banorte, S.A. de C.V. Series O               75,209
    9,900  Grupo Financiero Inbursa, S.A. de C.V. Series O               23,948

Communications - 15.01%
    2,000  America Movil ADR                                           123,860
   35,600  America Movil, S.A. de C.V. Series A                        109,972
   50,891  America Movil, S.A. de C.V. Series L                        157,350
   11,950  Atlantic Tele-Network, Inc.                                  342,248
   11,900  Carso Global Telecom, S.A. de C.V. Series A1*                 61,322
  141,000  Fuego Entertainment Inc.*                                     21,150
   10,000  Garmin Ltd.                                                  739,700
      725  Grupo Iusacell, S.A. de C.V. Series V                         10,684
   18,800  Grupo Radio Centro, S.A. ADR                                 233,120
   12,900  Grupo Televisa, S.A. GDR                                     356,169
   13,400  Grupo Televisa, S.A. Series CPO                               74,144
    1,000  Telefonos de Mexico ADR Series L                              37,890
   23,800  Telefonos de Mexico, S.A. de C.V. Series A                    45,441
   78,600  Telefonos de Mexico, S.A. de C.V. Series L                   149,120
   13,900  TV Azteca, S.A. de C.V. Series CPO                            12,303

Conglomerates - 2.731%
  250,000  Admiralty Holding Company*                                     8,750
    5,400  Alfa, S.A. de C.V. Series A                                   42,642
   42,595  BB Holdings Ltd.*                                            217,897
   13,000  Carlisle Group Ltd.*                                          37,033
    3,200  Corporacion Interamericana de Entretenimiento,
             S.A. de C.V. Series B*                                       9,256
   11,000  Grupo Carso, S.A. de C.V. Series A1                           42,614
      600  Grupo Imsa, S.A. de C.V., Series UBC                           3,844
    1,580  Grupo Kuo S.A.B. de C.V.                                       1,479
    2,525  OneSource Services, Inc.*                                     30,392
    3,300  U.S. Commercial Corp., S.A. de C.V.*                             376
    2,900  Vitro, S.A. Series A                                           7,741
    6,000  Vitro Sociedad Anonima ADR                                    47,460

------------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Construction and related - 5.25%
    4,098  Cemex, S.A. de C.V. ADR                                 $    151,216
   47,864  Cemex, S.A. de C.V. Series CPO                               176,071
    2,032  Ceramica Carabobo Class A ADR*                                 6,319
   17,200  Consorcio ARA, S.A. de C.V.*                                  27,737
    1,580  Dine S.A.B. de C.V.*                                           1,565
    3,583  Empresas ICA, Sociedad Controladora, S.A. de C.V.*            18,198
      800  Grupo Cementos de Chichuahua, S.A. de C.V.                     5,858
    4,000  Lennar Corp.                                                 146,240
   20,950  Mastec, Inc.*                                                331,429

Consumer products and related manufacturing - 5.49%
  800,000  Atlas Electricas, S.A.                                        70,187
    5,900  Grupo Casa Saba, S.A. ADR                                    181,956
   12,000  Watsco Incorporated                                          652,800

Food, beverages and tobacco - 2.24%
    1,200  Alsea, S.A. de C.V.                                            2,113
    4,500  Coca Cola Femsa, S.A. de C.V. ADR                            199,260
      200  Coca Cola Femsa, S.A. de C.V. Series L                           886
   18,900  Fomento Economico Mexicano, S.A. de C.V. Series UBD           74,185
      800  Gruma, S.A. de C.V. Series B                                   2,665
    7,600  Grupo Bimbo, S.A. de C.V. Series A                            47,898
    7,700  Grupo Modelo, S.A. de C.V. Series C                           41,999

Housing - 0.11%
    1,700  Corporacion Geo S.A. de C.V. Series B*                         9,350
      100  Desarrolladora Homex, S.A. de C.V.*                            1,007
      400  Sare Holding, S.A. de C.V. Series B*                             660
    1,500  Urbi Desarrollos Urbanos, S.A. de C.V.                         6,916

Investment companies - 5.81%
    9,500  The Mexico Fund, Inc.                                        398,905
   16,728  Western Asset Emerging Markets Debt Fund                     298,929
   19,000  Western Asset Worldwide Income Fund                          260,300

Leisure - 6.63%
   10,500  Carnival Corp.                                               512,085
   13,500  Royal Caribbean Cruises Ltd.                                 580,230

------------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Medical - 3.03%
    8,386  Micromet Inc.                                           $     19,120
   10,660  Orthofix International N.V.*                                 479,380

Mining - 0.05%
    1,200  Grupo Mexico, S.A. de C.V. Series B                            7,385

Pulp and paper - 0.16%
    6,100  Kimberly-Clark de Mexico, S.A. de C.V. Series A               26,572

Railroad and landholdings - 20.54%
   40,800  Florida East Coast Industries, Inc.                        3,385,584

Retail - 1.24%
    3,700  Controladora Comercial Mexicana, S.A. de C.V.
             Series UBC                                                   9,533
    1,380  Grupo Elektra, S.A. de C.V. Series CPO                        24,033
   45,111  Wal-Mart de Mexico, S.A. de C.V. Series V                    171,422

Service - 0.02%
      700  Grupo Aeroportuario del Sureste, S.A. de C.V.
             Series B                                                     3,685
      100  Promotora Ambiental, S.A. de C.V.*                               278

Trucking and marine freight - 13.71%
   14,800  Grupo TMM, S.A. ADR*                                          50,172
      720  Seaboard Corporation                                       1,688,400
   42,699  Trailer Bridge, Inc.*                                        521,355

Utilities - 9.10%
   12,000  Caribbean Utilities Ltd. Class A                             147,000
   42,241  Consolidated Water, Inc.                                   1,238,084
      700  Cuban Electric Company*                                       11,900
    6,000  Teco Energy Inc.                                             103,080

------------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Other - 3.62%
    5,000  Copa Holdings S.A.                                      $    336,200
   55,921  Margo Caribe, Inc.                                           251,645
      100  Mexichem S.A. de C.V.                                            329
      843  Siderurgica Venezolana Sivensa ADR                             7,118
       75  Siderurgica Venezolana Sivensa Series B                          640
   45,000  Xcelera, Inc.*                                                    --
                                                                   ------------
Total common stocks (cost $8,810,888)                              $ 16,431,014

Bonds - 0% of net assets
$ 165,000  Republic of Cuba - 4.5%, 1977 - in default
             (cost $63,038) (Note 2)*                                        --

Other assets less liabilities - 0.30% of net assets                $     50,203
                                                                   ------------
Net assets - 100%                                                  $ 16,481,217
                                                                   ============

The above investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America                                                  53.67%
Mexico                                                                    21.15%
Cayman Islands                                                             8.40%
Other, individually under 5%                                              16.78%
                                                                   ------------
                                                                         100.00%
------------
*Non-income producing

                            See accompanying notes.

Statement of Assets and Liabilities as of June 30, 2007
================================================================================

ASSETS

   Investments in securities, at market value
     (cost $8,873,926) (Notes 1 and 2)                             $ 16,431,014
   Cash                                                                 267,239
   Receivable for securities sold                                        82,869
   Dividends receivable                                                  16,802
   Other assets                                                          33,249
                                                                   ------------
      TOTAL ASSETS                                                   16,831,173

LIABILITIES

   Payable for securities purchased                      276,930
   Accrued investment advisor fee (Note 3)                57,753
   Other payables                                         15,273
                                                    ------------
      TOTAL LIABILITIES                                                 349,956
                                                                   ------------

NET ASSETS (Equivalent to $9.77 per share
  based on 1,687,556 shares outstanding)                           $ 16,481,217
                                                                   ============
Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
     shares authorized; 1,687,556* shares issued
     and outstanding                                               $      1,688
   Additional paid-in capital                                         7,263,609
   Accumulated net realized gain on investments
     (Note 5)                                                         1,658,832
   Net unrealized gain on investments
     (Notes 4 and 5)                                                  7,557,088
                                                                   ------------
      TOTAL                                                        $ 16,481,217
                                                                   ============

*9,920 shares issued through dividend reinvestment plan

                            See accompanying notes.

Statement of Operations
Year Ended June 30, 2007
================================================================================

INVESTMENT INCOME AND EXPENSES
   Dividends                                                       $    200,748
   Interest                                                                 198
   Other                                                                  7,091
                                                                   ------------
      Total investment income                                           208,037

   Investment advisor fees (Note 3)                 $    208,505
   Professional fees                                     108,232
   Custodian fees                                         54,000
   Insurance                                              27,548
   Transfer agent fees                                    17,500
   Printing, postage and proxy services                   15,957
   Listing fees                                           15,000
   Salaries                                               12,918
   Director fees                                           7,800
   Other                                                   4,521
                                                    ------------
      Total investment expenses                                         471,981
                                                                   ------------
      INVESTMENT LOSS - NET                                            (263,944)

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on investments and
     foreign currency                                  1,894,365
   Net increase (decrease) in unrealized
     appreciation (depreciation) on investments
     and foreign currency                              2,866,877
                                                    ------------

      NET GAIN ON INVESTMENTS                                         4,761,242
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $  4,497,298
                                                                   ============

                            See accompanying notes.

Statements of Changes in Net Assets
Years Ended June 30, 2007 and 2006
================================================================================

                                                         2007          2006

INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:
   Net investment loss                              $   (263,944)  $   (264,847)
   Net realized gain on investments and
     foreign currency                                  1,894,365      2,021,250
   Net increase (decrease) in unrealized
     appreciation (depreciation) on investments
     and foreign currency                              2,866,877       (201,615)
                                                    ------------   ------------
NET INCREASE IN NET ASSETS
  resulting from operations                            4,497,298      1,554,788

DISTRIBUTIONS TO SHAREHOLDERS:
   Long-term realized gains (Note 5)                  (1,677,636)      (293,251)
                                                    ------------   ------------
CAPITAL STOCK TRANSACTIONS:
   Effect due to shares issued in reinvestment of
     distributions (9,920 shares) (Note 6)               108,062             --
                                                    ------------   ------------
TOTAL INCREASE IN NET ASSETS                           2,927,724      1,261,537

NET ASSETS:

   Beginning of year                                  13,553,493     12,291,956

   End of year                                      $ 16,481,217   $ 13,553,493
                                                    ============   ============

                            See accompanying notes.

Financial Highlights
Years Ended June 30, 2003 through 2007
================================================================================

                                                    2007             2006             2005             2004             2003
                                                ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for the year)

Net asset value, beginning of year              $       8.08     $       7.33     $       5.43     $       3.95     $       3.92
                                                ------------     ------------     ------------     ------------     ------------

Operations:
   Net investment loss(1)                              (0.14)           (0.16)           (0.09)           (0.07)           (0.11)
   Net realized and unrealized gain (loss) on
     investment transactions(1)                         2.83             1.08             1.99             1.55             0.22
                                                ------------     ------------     ------------     ------------     ------------
      Total from operations                             2.69             0.92             1.90             1.48             0.11
                                                ------------     ------------     ------------     ------------     ------------

Distributions:
   From net investment income                             --               --               --               --               --
   From net realized gains                             (1.00)           (0.17)              --               --            (0.08)
                                                ------------     ------------     ------------     ------------     ------------
      Total distributions                              (1.00)           (0.17)              --               --            (0.08)
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of year                            9.77     $       8.08     $       7.33     $       5.43     $       3.95
                                                ------------     ------------     ------------     ------------     ------------

Per share market value, end of year                    13.59     $       7.57     $       6.30     $       4.87     $       3.49
                                                ------------     ------------     ------------     ------------     ------------

Total investment return (loss) based on
   market value per share                              94.61%           22.86%           29.36%           39.54%            2.70%
                                                ------------     ------------     ------------     ------------     ------------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)              $     16,481     $     13,553     $     12,292     $      9,109     $      6,626
                                                ------------     ------------     ------------     ------------     ------------
Ratio of expenses to average net assets                 3.28%            3.37%            3.55%            3.67%            4.46%
                                                ------------     ------------     ------------     ------------     ------------
Ratio of net investment loss
  to average net assets                                (1.83%)          (1.95%)          (1.47%)          (1.39%)          (3.15%)
                                                ------------     ------------     ------------     ------------     ------------
Portfolio turnover rate                                   28%              40%              30%              23%               3%
                                                ------------     ------------     ------------     ------------     ------------

(1) Computed by dividing the respective year's amounts from the Statement of Operations by the average outstanding shares for each year presented

                            See accompanying notes.

Notes to Financial Statements
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ capital market and trades under the symbol "CUBA".

The Fund's investment policy is to invest at least 80% of its assets in investments that are economically tied to Caribbean Basin Countries. The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At June 30, 2007, the Fund had foreign investments in companies operating principally in Mexico and the Cayman Islands representing approximately 21% and 8% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is State Street Bank & Trust Company ("SSBT"), based in Boston, Massachusetts.

Security Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market or capital market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

In September, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in

Notes to Financial Statements
================================================================================

accordance with generally accepted accounting principals and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February, 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115" (SFAS No. 159). SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 wil have on the Fund's financial statements.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances used to reduce the Fund's custodian fees for the year ended June 30, 2007, were approximately $8,927. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

Notes to Financial Statements
================================================================================

amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

NOTE 2. NON-MARKETABLE SECURITY OWNED

Investments in securities, at market value include 45,000 common shares of Xcelera, Inc. purchased for $73,890 and $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. Shares of Xcelera are no longer being traded in over-the-couonter markets. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A Oregulatory haltO on trading was imposed by the New York Stock Exchange in July 1995. As of June 30, 2007, these positions were valued at $0 by the Board of Directors, which approximates the positions' fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total fees for the year ended June 30, 2007 amounted to $208,505 of which $57,753 is payable at year end.

During the year ended June 30, 2007, the Fund paid approximately $12,000 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor, at an average cost per share of $0.036.

A director of the Fund serves on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.

A director of the Fund is the owner of the Advisor and Thomas J. Herzfeld & Co., Inc.

Notes to Financial Statements
================================================================================

NOTE 4. INVESTMENT TRANSACTIONS

During the year ended June 30, 2007, purchases and sales of investment securities were $3,999,212 and $5,476,205, respectively.

At June 30, 2007, the Fund's investment portfolio had gross unrealized gains of $7,999,350 and gross unrealized losses of $442,262, resulting in a net unrealized gain of $7,557,088.

NOTE 5. INCOME TAX INFORMATION

On November 16, 2006, a long-term capital gain distribution of $1,677,636 ($1.00 per share) was declared. The distribution was paid on January 12, 2007 to shareholders of record on December 15, 2006.

For financial statement purposes, the Fund's net investment loss for the year ended June 30, 2007 differs from the net investment loss for tax purposes due to the tax characterization of certain dividends received by the Fund. Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $11,339 due to wash sale adjustments.

As of June 30, 2007, undistributed realized gains were $1,670,170, gross unrealized gains were $7,988,011, and gross unrealized losses were $442,262 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2007 result from differences between book and tax accounting. Such amounts have been reclassified as follows:

                                              Accumulated Net
                          Accumulated Net    Realized Gain on    Additional Paid
                          Investment Loss       Investments        in Capital
--------------------------------------------------------------------------------
Year ended June 30, 2007     $  263,944         $ (164,089)       $  (99,855)
--------------------------------------------------------------------------------

In June, 2006, FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Notes to Financial Statements
================================================================================

NOTE 6. CAPITAL SHARE TRANSACTIONS

During the year ended June 30, 2007, the Board of Directors of the Fund adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, dividends and distributions to shareholders who participate in the Plan are automatically reinvested in shares of common stock. The Plan provides for the payment of dividends to participants in the Plan with either (i) newly issued shares of common stock of the Fund in the event the market price of the common stock is trading on the open market at a premium to net asset value, or (ii) shares purchased on the open market in the event the market price of the shares are traded at a discount to net asset value.

For the year ended June 30, 2007, the Fund issued 9,920 shares for reinvestment of distributions. The net effect of the reinvestment of distributions resulted in an increase in net assets of $108,062.

NOTE 7. SUBSEQUENT EVENTS

Rights Offering

On July 24, 2007, the Fund announced plans for a non-transferable rights offering and filed a registration statement on Form N-2 with the SEC to register shares in connection with the rights offering. The rights will entitle the holder to subscribe for one additional share of the Fund's common stock for each right at a subscription price equal to a discount to the market price. Record date stockholders who fully exercise their rights may participate in an over-subscription privilege subject to certain limitations and allotment. Final terms of the proposed offering, including the record date, subscription price and subscription period, will be announced at a later date. The rights offering will be made only by means of a prospectus. Subject to making the necessary filings with the SEC and such filings becoming effective, it is expected that the rights offering will be conducted in September or October of 2007.

Notes to Financial Statements
================================================================================

New Independent Director

On August 7, 2007 the Fund announced the appointment of Kay W. Tatum, Ph.D., CPA to the Board of Directors. Dr. Tatum replaces Albert L. Weintraub who retired from the Board in July, 2007. Dr. Tatum will also serve as Chair of the Audit Committee and as the audit committee financial expert.

On July 30, 2007, the Fund notified the staff of Nasdaq that due to Mr. Weintraub's retirement, the Fund no longer complied with the Nasdaq's audit committee composition requirements as set forth in Marketplace Rule 4350(d)(2) requiring an audit committee comprised of three independent directors. On July 31, 2007, the Nasdaq provided notice to the Fund acknowledging the Fund's notification of its non-compliance and apprising the Fund of the cure period provided by Marketplace Rules 4350(c)(1) and 4350(d)(4). Upon notification to Nasdaq of Dr. Tatum's appointment, the Nasdaq staff issued a letter on August 7, 2007 stating that the Fund now complies with the Marketplace Rule 4350 and that the matter is closed.

Directors and Officers of the Fund
================================================================================

                                                                                                       Number of
                                                                                                       Portfolios     Other
Name                         Position(s)  Term of Office                                               In Complex     Directorships
Address                      Held         and Lenth of         Principal Occupation(s)                 Overseen       Held by
and Age                      with Fund    Time Served          During Past 5 Years                     By Director    Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

Thomas J. Herzfeld*          President,   three years;         Chairman and President of               2              The Cuba
PO Box 161465                Chairman,    1993 to present      Thomas J. Herzfeld & Co., Inc.,                        Fund, Inc.
Miami, FL  33116             Director                          a broker dealer, and Thomas J.                         (in
Age: 62                                                        Herzfeld Advisors, Inc.                                registration)


Independent Directors

Ann S. Lieff                 Director     three years;         President of the Lieff Company, a       1              Hastings
c/o The Herzfeld Caribbean                1998 to present      management consulting firm that                        Entertainment,
Basin Fund, Inc.                                               offers ongoing advisory services as                    Inc.; Birks
PO Box 161465                                                  a corporate director to several                        & Mayors, Inc.
Miami, FL 33116                                                leading regional and national
Age: 55                                                        retail operations, 1998-present;
                                                               former CEO Spec's Music 1980-1998,
                                                               a retailer of recorded music.

Michael A. Rubin             Director     three years;         Partner of Michael A. Rubin P.A.,       1              Margo
c/o The Herzfeld Caribbean                2002 to present      attorney at law; Broker, Oaks                          Caribe, Inc.
Basin Fund, Inc.                                               Management & Real Estate Corp.,
PO Box 161465                                                  a real estate brokerage corporation
Miami, FL 33116
Age: 65

Kay W. Tatum, Ph.D., CPA     Director     three years;         Chair and Associate Professor of        1              None
c/o The Herzfeld Caribbean                2007 to present      Accounting, University of Miami
Basin Fund, Inc.                                               School of Business Administration,
PO Box 161465                                                  2004-present; Associate Professor
Miami, FL 33116                                                of Accounting, University of Miami
Age: 55                                                        1992-present; Assistant Professor
                                                               of Accounting, University of Miami,
                                                               1986-1992.
Officers

Cecilia L. Gondor            Secretary,   1993 to present      Executive Vice President of                            N/A
PO Box 161465                Treasurer                         Thomas J. Herzfeld & Co., Inc.,
Miami, FL  33116                                               a broker dealer, and Thomas J.
Age: 45                                                        Herzfeld Advisors, Inc.

*Mr. Herzfeld is considered an "interested person" of the Fund, as defined in
Section 2(a)(19) of the 1940 Act and the rules thereunder because of his position with the Advisor


                                - 20 - and - 21 -

                 Certified     Rothstein, Kass & Company, LLP      Beverly Hills
                 Public        101 Montgomery Street, 22nd Floor   Dallas
                 Accountants   San Francisco, CA 94596             Denver
                               Tel  415.788.6666                   Grand Cayman
                               Fax  415.788.1890                   New York
                               www.rkco.com                        Richmond
                                                                   San Francisco
                                                                   Walnut Creek

[LOGO] Rothstein Kass

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockbrokers of The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") as of June 30, 2007, and the related statement of operations for the years then ended, and the statement of changes in net assets and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended June 30, 2005 were audited by an independent registered accounting firm whose reports dated July 14, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of the internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2007, the results of the operations for the year then ended, the changes in net assets for each of the two years in the period ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Rothstein, Kass & Company, LLP

San Francisco, California
August 20, 2007

Privacy Policy
================================================================================

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Quarterly Portfolio Reports
================================================================================

The Fund files quarterly schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

Proxy Voting Policies and Procedures
================================================================================

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Information on how the investment adviser voted proxies on the Fund's behalf for the twelve month period ended June 30 is provided in the Fund's Form N-PX which is is available on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-PX can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Albert L. Weintraub is an "audit committee financial expert" serving on its audit committee and that he is "independent" as such terms are defined by Item 3 of Form N-CSR. After the fiscal year-end, Mr. Weintraub retired from the board and was replaced by Dr. Kay Tatum, who now serves as the fund's "audit committee financial expert" as such term is defined by Item 3 of Form N-CSR. Dr. Tatum is "independent" as such term is defined by
Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2005 and 2006.

Fiscal Year                          Audit-Related        Tax       All Other
Ended June 30,      Audit Fees           Fees           Fees(1)      Fees(2)

2006                 $37,500            $6,000          $5,000         $0
2007                 $36,500            $4,500          $5,250         $0

(1) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns

(2) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2006 and 2007 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2006 and $0 for 2007.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2007, the registrant's audit committee was comprised of Albert L. Weintraub, Ann S. Lieff, and Michael A. Rubin. On August 1, 2007, Dr. Tatum replaced Mr. Weintraub as a member of the Committee and serves as its chairperson.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Thomas J. Herzfeld, Chairman and President of The Herzfeld Caribbean Basin Fund, Inc. serves as the portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 30, 2007.

(a)(2)(i) and (ii) Mr. Herzfeld is also portfolio manager for approximately 44 private clients, however, none with an investment focus of investing in the Caribbean Basin. The Fund is the only investment company managed by Mr. Herzfeld; the Fund has total assets of approximately $16 million. Other accounts have total assets of approximately $54 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(3) Mr. Herzfeld receives no direct compensation from the Fund for his services as Portfolio Manager. Mr. Herzfeld is 100% owner of the Advisor, a Subchapter S Corporation, therefore he profits from the success of the Advisor and is taxed on its profits.

(4)(a) Range of value of shares of the Fund owned by Mr. Herzfeld as of June 30, 2006: $100,001-$500,000.

(4)(b) Range of value of shares of the Fund owned by Mr. Herzfeld as of the date of this filing: $100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

----------------------------------------------------------------------------------------------------------------------
                                                                          (c) Total Number of    (d) Maximum Number
                                                                          Shares Purchased as    of Shares that May
                                                                           Part of Publicly       Yet Be Purchased
                           (a) Total Number of     (b) Average Price        Announced Plans     or Under the Plans or
Period                      Shares Purchased         Paid Per Share            Programs               Programs
----------------------------------------------------------------------------------------------------------------------
Month #1 (beginning                 0                     n/a                     n/a                    n/a
January 1, 2006 and
ending January 31, 2006)
----------------------------------------------------------------------------------------------------------------------
Month #2 (beginning                 0                     n/a                     n/a                    n/a
February 1, 2006 and
ending February 28,
2006)
----------------------------------------------------------------------------------------------------------------------
Month #3 (beginning                 0                     n/a                     n/a                    n/a
March 1, 2006 and
ending March 31, 2006)
----------------------------------------------------------------------------------------------------------------------
Month #4 (beginning                 0                     n/a                     n/a                    n/a
April 1, 2006 and
ending April 30, 2006)
----------------------------------------------------------------------------------------------------------------------
Month #5 (beginning May             0                     n/a                     n/a                    n/a
1, 2006 and ending May
31, 2006)
----------------------------------------------------------------------------------------------------------------------
Month #6 (beginning                 0                     n/a                     n/a                    n/a
June 1, 2006 and ending
June 30, 2006)
----------------------------------------------------------------------------------------------------------------------
Total                               0                     n/a                     n/a                    n/a
----------------------------------------------------------------------------------------------------------------------

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR filing dated 8/31/05.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.


                           By:   /s/ Thomas J. Herzfeld
                                 -------------------------
                                 Thomas J. Herzfeld
                                 President and Chairman

                           Date: August 31, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                           By:   /s/ Thomas J. Herzfeld
                                 -------------------------
                                 Thomas J. Herzfeld
                                 President and Chairman

                           Date: August 31, 2007


                           By:   /s/ Cecilia L. Gondor
                                 -------------------------
                                 Cecilia L. Gondor
                                 Secretary and Treasurer
                                 (Principal Financial Officer)

                           Date: August 31, 2007

--------------------------------------------------------------------------------

                                   APPENDIX A
                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                       Proxy Voting Policy and Procedures

      The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

      It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

      The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

      The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

      The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

      B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

      The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

      The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

      The Fund shall include in its annual report to stockholders:

      A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities
(3); and

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

      The Fund shall also include in its annual and semi-annual reports to stockholders:

      A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

------------

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.
(2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.
(3) This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.
(4)   Id.
(5) This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.
(6)   Id..

                       THOMAS J. HERZFELD ADVISORS, INC.

                                  PROXY VOTING

                            POLICIES AND PROCEDURES


I.    POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

      A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

            1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

            1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

            2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

            3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

            4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

            5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.    GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

--------------------------------------------------------------------------------
(1)   Issues regarding the issuer's Board entrenchment and             Oppose
      anti-takeover measures such as the following:

      b. Proposals to limit the ability of shareholders to call special meetings;

      c.    Proposals to require super majority votes;

      d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

      e.    Proposals regarding "poison pill" provisions;
            and

      f.    Permitting "green mail".
--------------------------------------------------------------------------------
(1)   Providing cumulative voting rights.                              Oppose
--------------------------------------------------------------------------------
(2)   "Social issues," unless specific client guidelines               Oppose
      supersede, e.g., restrictions regarding South Africa.
--------------------------------------------------------------------------------
(3)   Election of directors recommended by management,                Approve
      except if there is a proxy fight.
--------------------------------------------------------------------------------
(4)   Election of auditors recommended by management, unless          Approve
      seeking to replace if there exists a dispute over
      policies.
--------------------------------------------------------------------------------
(5)   Date and place of annual meeting.                               Approve
--------------------------------------------------------------------------------
(6)   Limitation on charitable contributions or fees paid to          Approve
      lawyers.
--------------------------------------------------------------------------------
(7)   Ratification of directors' actions on routine matters           Approve
      since previous annual meeting.
--------------------------------------------------------------------------------
(8)   Confidential voting Approve                                     Approve
--------------------------------------------------------------------------------

---------------
(1) Because the Adviser primarily invests its clients' assets in securities of foreign issuers, the Adviser generally has not been receiving proxy statements from such issuers because the laws of the countries in which these issuers are domiciled respecting delivery of proxy statements to shareholders are different than those of the U.S.

--------------------------------------------------------------------------------
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as
shareholders can later divulge their votes to management on
a selective basis if a legitimate reason arises.
--------------------------------------------------------------------------------
(9)   Limiting directors' liability                                   Approve
--------------------------------------------------------------------------------
(10)  Eliminate preemptive right                                      Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights,
but will oppose the elimination of limited preemptive
rights, e.g., on proposed issues representing more than an
acceptable level of total dilution.
--------------------------------------------------------------------------------
(11)  Employee Stock Purchase Plan                                    Approve
--------------------------------------------------------------------------------
(12)  Establish 401(k) Plan                                           Approve
--------------------------------------------------------------------------------
(13)  Rotate annual meeting location/date                             Approve
--------------------------------------------------------------------------------
(14)  Establish a staggered Board Approve                             Approve
--------------------------------------------------------------------------------
(15)  Eliminate director mandatory retirement policy               Case-by-Case
--------------------------------------------------------------------------------
(16)  Option and stock grants to management and directors          Case-by-Case
--------------------------------------------------------------------------------
(17)  Allowing indemnification of directors and/or officers        Case-by-Case
      after reviewing the applicable laws and
      extent of protection requested.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                  Chief Executive Officer - Thomas J. Herzfeld

                   Chief Financial Officer - Cecilia L. Gondor